UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2020

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Trilogy Metals Inc.

(Exact name of registrant as specified in its charter)

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British Columbia	001-35447	98-1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1150, 609 Granville Street
Vancouver, British Columbia
Canada, V7Y 1G5

(Address of principal executive offices, including zip code)

(604) 638-8088

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	TMQ	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 21, 2019, the Company entered into an employment agreement with Jim Gowans as the Company’s Acting President and Chief Executive Officer (the “Employment Agreement”). The term of the Employment Agreement ended February 28, 2020.

On April 9, 2020, the Company and Mr. Gowans entered into an amendment to the Employment Agreement, extending the term of the Employment Agreement until May 31, 2020. Mr. Gowans will receive a stock option grant of 275,000 options to purchase common shares in the Company as full compensation for the services during the period of the extension. The grant date of the stock options will be April 13, 2020, and the exercise price will be set at that time in accordance with the terms of the Company’s Equity Incentive Plan. The options will vest one third upon the date of grant, and one third on each of April 30, 2020 and May 31, 2020. In the event that the amended Employment Agreement is terminated prior to May 31, 2020, the unvested options shall vest on a pro rata basis, based on the number of days elapsed in such month and all unvested options shall automatically terminate. All stock options are subject to, and will be made in accordance with, the guidelines of the Toronto Stock Exchange and the Company’s Equity Incentive Plan. Any further stock options grants shall be at the discretion of the Board. All other terms and conditions of the Employment Agreement remain in force.

A copy of the amendment to the Employment Agreement is attached as Exhibit 10.1 and the description of the amendment is qualified in its entirety by reference to the amendment.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Amendment Agreement between Trilogy Metals Inc. and James Gowans, dated April 9, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILOGY METALS INC.

Dated: April 9, 2020	By:	/s/ Elaine Sanders
Elaine Sanders, Chief Financial Officer